Exhibit 99.2
Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B

                                                 ------------------------------------------------------------------------
                                                        REVISED               ORIGINAL
                                                        MAY 97                 MAY 197                VARIANCE
                                                 ------------------------------------------------------------------------
                  COLLECTIONS
                  -----------
INTEREST PAYMENTS RECEIVED                           1,734,303.95          1,729,456.68               4,847.27      (3)
LIQUIDATION PROCEEDS - INTEREST             (2)              0.00                  0.00                   0.00
RECOVERIES FROM PRIOR MONTHS                (2)        243,067.25             84,683.42             158,383.83      (4)
                                                       ----------              --------             ----------
TOTAL INTEREST RECEIVED                              1,977,371.20          1,814,140.10             163,231.10

PRINCIPAL PAYMENTS RECEIVED                          8,899,349.68          8,887,453.53              11,896.15      (3)
REPURCHASED LOAN PROCEEDS                                    0.00                                         0.00
LIQUIDATION PROCEEDS - PRINCIPAL                        27,005.25             85,565.42             (58,560.17)     (4)
                                                        ---------             ---------             ----------
TOTAL PRINCIPAL RECEIVED                             8,926,354.93          8,973,018.95             (46,664.02)

TOTAL COLLECTIONS                                   10,903,726.13         10,787,159.05             116,567.08

             DISTRIBUTABLE AMOUNTS          (1)
             ---------------------
SERVICING FEE AT 1.00%                                 145,464.21            146,390.60                (926.39)
CLASS A COUPON INTEREST AT 6.55%                       914,678.15            920,503.30              (5,825.15)
CLASS B COUPON INTEREST AT 6.70%                        38,985.25             39,233.52                (248.27)
                                                        ---------             ---------               --------
TOTAL COUPON INTEREST                                  953,663.40            959,736.82              (6,073.42)
COUPON INTEREST AND SERVICING                        1,099,127.61          1,106,127.42              (6,999.81)

TOTAL PRINCIPAL RECEIVED                             8,926,354.93          8,973,018.95             (46,664.02)
REALIZED LOSS (GROSS-LIQUIDATION)                      368,473.33            126,792.50             241,680.83      (5)
                                                       ----------            ---------              ----------
TOTAL PRINCIPAL                                      9,294,828.26          9,099,811.45             195,016.81
TOTAL COUPON INTEREST                                  953,663.40            959,736.82              (6,073.42)
TOTAL SERVICING FEE                                    145,464.21            146,390.60                (926.39)
                                                       ----------            ----------               --------
INTEREST, PRINCIPAL & SERVICE FEE                   10,393,955.87         10,205,938.87             188,017.00

                  RESERVE FUND
                  ------------
INTEREST COLLECTED                                   1,977,371.20          1,814,140.10             163,231.10
COUPON INTEREST                                       (953,663.40)          (959,736.82)              6,073.42
SERVICING FEE                                         (145,464.21)          (146,390.60)                926.39
REALIZED LOSS (GROSS-LIQUIDATION)                     (368,473.33)          (126,792.50)           (241,680.83)
                                                     ------------          ------------           ------------
EXCESS CASH TO RESERVE FUND                            509,770.26            581,220.18             (71,449.92)
RESERVE FUND BEGINNING BALANCE                       5,673,104.28          5,709,233.57             (36,129.29)
RESERVE ACCOUNT RELEASE TO SELLER                      811,852.18            876,964.05             (65,111.87)
                                                       ----------            ----------            -----------
RESERVE FUND ENDING BALANCE                 (1)      5,371,022.36          5,413,489.70             (42,467.34)

                WIRE TO TRUSTEE
                ---------------
TOTAL COLLECTIONS                                   10,903,726.13         10,787,159.05             116,567.08
SERVICING FEE                                         (145,464.21)          (146,390.60)                926.39
                                                     ------------          ------------                 ------
OVER/(UNDER) WIRED                                  10,758,261.92         10,640,768.45            (117,493.47)
                                                    =============         =============           ============

            OTHER REPORTED BALANCES
            -----------------------
RESERVE FUND INVESTMENT INCOME              (6)         25,589.57             25,589.57                   0.00
                                                        =========             =========                   ====


FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(5) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(6) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.